Exhibit 99.1

Investor Presentation This presentation contains information as of January 28, 2016 . See disclosures on page 1.

1 Cautionary Statement Regarding Forward - Looking Statements Certain information in this presentation contains forward - looking statements, including but not limited to, information relating to Comtech Telecommunications Corp . ’s (“Comtech” or the “Company ”) f uture performance and financial condition, plans and objectives of Comtech’s management and Comtech’s assumptions regarding such future performance, financial condition, plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under Comtech’s control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of Comtech’s management to be materially different from the results, performance or other expectations implied by these forward - looking statements . These factors include, among other things : the risk that the acquisition of TeleCommunication Systems, Inc . (“TCS”) may not be consummated for reasons including that the conditions precedent to the completion of the acquisition may not be satisfied or the occurrence of any event, change or circumstance that could give rise to the termination of the merger agreement ; the possibility that the expected synergies from the proposed merger will not be realized, or will not be realized within the anticipated time period ; the risk that Comtech’s and TCS’s businesses will not be integrated successfully ; the risk that requisite regulatory approvals will not be obtained ; the possibility of disruption from the merger making it more difficult to maintain business and operational relationships or retain key personnel ; any actions taken by either of the companies, including but not limited to, restructuring or strategic initiatives (including capital investments or asset acquisitions or dispositions) ; the timing or receipt of, and Comtech’s performance on, new orders that can cause significant fluctuations in net sales and operating results ; the timing and funding of government contracts ; adjustments to gross profits on long - term contracts ; risks associated with international sales, rapid technological change, evolving industry standards, frequent new product announcements and enhancements, changing customer demands, and changes in prevailing economic and political conditions ; risks associated with Comtech’s legal proceedings and other matters ; risks associated with Comtech’s obligations under its revolving credit facility ; and other factors described in Comtech’s and TCS’s filings with the SEC . Use of Non - GAAP Financial Metrics This presentation contains a Non - GAAP financial metric called Adjusted EBITDA which represents earnings before interest, income taxes, depreciation and amortization of intangibles and stock - based compensation, amortization of deferred financing fees, strategic alternatives analysis expenses and other (income) expenses . Adjusted EBITDA is a non - GAAP operating metric used by Comtech in assessing Comtech’s and TCS’s operating results . The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA used by other companies and may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts . The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt . Forward - Looking Statements

Today’s Presenters 2 Dr. Stan Sloane, CEO & President • CEO & President since January 2015 and has served as a director of Comtech since January 2012 • Previously served as President and CEO and a member of the Board of Directors of Decision Sciences International Corporation • Prior to Decision Sciences, served as President and CEO and a member of the Board of Directors of SRA International, Inc. (SRA was publicly traded on the NYSE) • Prior to joining SRA, was Executive Vice President of Lockheed Martin's Integrated Systems & Solutions group from June 2004 until April 2007 Michael Porcelain, Senior Vice President & CFO • Senior Vice President and CFO since March 2006 and was previously Vice President of Finance and Internal Audit from 2002 to March 2006 • Led previous public market financings as well as Comtech’s acquisition and integration of Radyne in 2008 • Previously served in a variety of roles for several technology companies • Spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of PricewaterhouseCoopers

2015: A Year of Transformation for Comtech

Repositioning the company for strategic and financial success.

FY 2015 → **FY 2016**

August 2014
Comtech explores broad range of strategic alternatives

January 2015
Comtech names Dr. Stanton D. Sloane CEO and President(1)

April 2015
Comtech Awarded $20 million U.S. Army contract

July 2015
Comtech announces organizational changes (subsidiary integration and President successions)

September 2015
Comtech provides strategic performance update: initiation of organizational changes, cost reduction actions, corporate marketing and business development expansion

November 2015
Comtech announces Telecommunication Systems ("TCS") acquisition for $431 million enterprise value

December 2015
Comtech receives antitrust clearance for TCS acquisition

January 2016
Comtech extends tender offer for TCS until February 3rd, 2016

The New Comtech

- ✓ Scale and More Diversified Earnings
- ✓ Enhanced Position with Existing Customers
- ✓ Entry into Growing Commercial Markets
- ✓ Meaningful Cost Synergies

Transaction expected to close prior to March 22, 2016, but shooting for mid-to-late February

(1) Served on Board of Directors since January 2012.

COMTECH TELECOMMUNICATIONS CORP.

3

Agenda 4 Company Overview Investment Highlights Financial Overview

Company & Business Overview

Commercial Solutions Approximately 50 % of Revenues • SCPC Modems & SSPA A mplifiers • TWTA High Power Amplifiers • 911 S olutions • Next Generation 911 Systems • Location - based Services • Mobile Applications • Mobility Solutions Government Solutions Approximately 50% of Revenues • Command & Control (C4ISR) Solutions • VSAT Products • Cyber Security & Training • Blue Force Tracking • Troposcatter Systems • High Power Broadband Amplifiers and Switches 5 Offerings Overview of the New Comtech Advanced Communication Systems

6 + Provides Entry Into Growing Commercial Markets • Expands Comtech into public safety markets which are adopting Next Generation 911 solutions • Expands Comtech into the mobile application market which has a need for Trusted Location solutions • Brings new relationships with large U.S . domestic customers including Verizon, AT&T and state and local governments Increases Scale and More Diversified Earnings • More than doubles the size of Comtech’s business with combined annual revenues exceeding $600 million • Reduces Comtech’s exposure to volatile international market conditions • Adds repeat - type revenue from hosted systems such as Next Generation 911 solutions • Expands Comtech’s hardware product portfolio and positions Comtech on mobile devices Provides for Meaningful Cost Synergies • Total anticipated synergies of $12.0 million (with approximately $8.0 million realized in the first year after closing) • Reduce duplicate public company expenses • Reduce spending on maintaining multiple information technology (IT) systems • Obtain increased operating efficiencies throughout the combined companies Enhances Position With Existing Customers • Secures prime contractor position on U.S. government contracts which include Comtech’s OTH ( troposcatter) equipment • Provides more opportunities for cross - selling Comtech’s equipment including modems, amplifiers and Blue Force Tracking - like services to TCS’s federal, state and local government customers • Provides opportunities for TCS to cross - sell commercial applications to Comtech’s international customers Key Strategic Benefits

Commercial 56% Government 44% Domestic 68% International 32% 7 (1) Represents TCS’s financials for the four fiscal quarters ended September 30, 2015. (2) Based on Comtech’s fiscal year ended July 31, 2015 and TCS’s fiscal year ended December 31, 2014. (3) For purposes of this presentation, Comtech’s government revenue represents sales to the U.S. Government and a North African c oun try, while commercial revenue represents sales to U.S. commercial and other International customers, as presented in Comtech’s filings with the SEC. (4) $8 million of which are expected to be achieved within the first year. Increased Scale & Diversified Earnings Commercial 50% Government 50% Domestic 89% International 11% Revenue Adjusted EBITDA % Margin ($ in Millions) $307.3 $51.8 16.8% Fiscal Year 2015 July 31, 2015 $364.1 $40.4 11.1% LTM 3Q 2015 (1) September 30, 2015 $671.4 $ 92.2 13.7% + FY 2015 + LTM 3Q 2015 Combined Standalone Revenue Breakdown (2) Combined Revenue Breakdown + + + PLUS anticipated run - rate cost synergies of $12mm (4) (3) See disclosures on p. 1 related to the definition and use of Adjusted EBITDA and reconciliation to GAAP in the Appendix. Domestic 44% International 56% Commercial 53% Government 47%

Our Combined Organization

Comtech Telecommunications Corp. + TCS TeleCommunication Systems — Enabling Convergent Technologies®

Approximately 50% of Revenues	Approximately 50% of Revenues
Government Solutions Segment	Commercial Solutions Segment

Government Solutions Segment

Command & Control Technologies

C4ISR
- Tactical communications, managed networks, logistics, end-to-end integration

Cyber Intelligence Solutions
- Cyber security training
- Computer network operations

Mobile Data Communications
- Secure, satellite-based mobile communications and tracking systems

Troposcatter Technologies

Over-the-Horizon Microwave Systems
- Equipment and systems that can transmit digitized voice, video and data over unfriendly or inaccessible terrain over distances from 20 to 200 miles using the troposphere

RF Power & Switching Technologies

Solid State Amplifiers
- Solid state high power broadband amplifiers designed for radar, electronic warfare, jamming, medical and aviation applications

Commercial Solutions Segment

Communication Technologies

Satellite Earth Station Products
- Ground-based equipment such as single channel per carrier (SCPC) modems and solid-state amplifiers that facilitate the transmission of voice, video and data over satellite links

Traveling Wave Tube Amplifiers
- High power broadband amplifiers used to amplify signals from satellite earth stations

Safety & Security Technologies

Safety & Security
- Wireless / VoIP 911 service for network operators
- NextGen 911
- ESInet (Emergency Services IP Network)

Enterprise Technologies

Application Solutions
- Software & equipment for location-based & messaging infrastructure
- Managed "cloud-services"
- Trusted Location
- Precise Indoor Location

8

Growth Drivers 9 • Compete for a larger number of government contracts as a result of TCS’s significant technology resources and prime contracting experience, together with increased scale and key past performance qualifications of the combined business • Cross - sell current international carrier customers with TCS’s location - based services such as safety and security technologies and navigation and texting solutions Further Penetrate Existing Customers • Expand our technologies and capabilities into rapidly growing markets ─ Adapt and sell commercial solutions such as location - based services and navigation and mapping solutions for military and government applications ─ Leverage existing technologies to support burgeoning commercial markets, such as T elehealth, connected cars and asset tracking • Combine our existing leadership in communications components with TCS’s experience integrating and servicing the systems related to these components • Pursue additional , larger integration solutions with government and commercial customers • Increase contract awards by delivering better integrated systems with shorter investment and order cycles • Continue, after the integration is complete, with a focused acquisition plan to expand our global footprint and further diversify our product groups while maintaining the current dividend and keeping leverage at appropriate levels Growth Strategy Objective / Opportunity • Develop, and take to market, industry - leading solutions • Leverage the combined platform to offer our clients better solutions to meet evolving communication, security and performance needs Expand into New Markets Leverage Technology and Innovation Further Develop Integrated, Value - Add Systems Pursue Acquisitions

Investment Highlights

The New Comtech – On Path to Drive Growth Deep Bench of Highly Experienced Managers Track Record of Returning Capital to Shareholders Diverse Customer Base That Can Be Further Penetrated and Expanded Industry Leading Innovation Market Leader Exposure to Large, Growing End Markets 10 2 1 3 4 5 6

1 Exposure to Large Growing End Markets

Four market ecosystems which are each highly dependent on secure, advanced communications technologies.

Satellite-based Communications



- Satellite ground equipment industry: $58.3bn (2014)[1]
- Satellite backhaul equipment and services revenue expected to grow ~4% per year from $243.3mm in 2013 to $355.9mm by 2023[2] driven by increased penetration of smart cell phones

Key Areas for Growth:

- Conversion to High Throughput Satellites
- Cellular backhaul
- Upgrades to HDTV / 4K
- Demand for in-flight entertainment

Command & Control (C4ISR) Solutions


C4ISR
GROUND ACTIVITY

- We sell our troposcatter products into the C4ISR market which is a ~$122B global market[3]
- Expected growth rate: ~4% per year between 2014 and 2019[4]
- Federal Government cybersecurity budget is growing, reaching $14bn for fiscal 2016[5]

Key Areas for Growth:

- Demand for secure communications
- Increased need for cybersecurity
- Importance of electronic warfare

Enterprise & Trusted Location Services



- Analysts expect mobile LBS platform revenue to grow to $400mm by 2017[6]

Key Areas for Growth:

- Proliferation of location-based services including connected cars, asset tracking and Telehealth
- Adoption of advanced E9-1-1 location accuracy standards adopted by the FCC

Public Safety & Next Generation 9-1-1



- The NG911 market is expected to grow from $80mm in 2013 to $600mm in 2020 which represents an annual growth rate of 33%[7]

Key Areas for Growth:

- Domestic upgrades to Next Generation 911
- International implementation of E9-1-1 systems
- Demand for safety and security technologies

(1) Satellite Industry Association, State of the Satellite Industry Report, 2015. (2) Northern Sky Research, Wireless Backhaul, Trunking and Video Offload via Satellite, 8th Ed., 2014. (3) Research and Markets, The Global C4ISR Market 2014-2024 - Market Size and Drivers: Market Profile, 2015. (4) Technavio, Global C4ISR Market 2015-2019, 2015. (5) White House, President's Budget for Fiscal Year 2016, 2015. (6) ABI Research, Location Technologies, 2013. (7) Frost & Sullivan, Next Generation 911 (NG911) Market Insight, 2014.

COMTECH

11

Growing need for satellite - based communications. Satellite - based Communications REPRESENTATIVE PRODUCTS WIRELESS BACKHAUL NEW HTS SATELLITES & UPGRADES HD & ULTRA HD BROADCASTING IN - FLIGHT CONNECTIVITY SCPC Modems TWTA Amplifiers • Carriers extending networks into remote regions where wireless backhaul required • Analysts expect satellite backhaul equipment and services revenue to grow from $243.3 mm in 2013 to $355.9mm by 2023 (1) • Our SCPC modems are well positioned to address this market need • Direct - to - Home (DTH) HD & UHD content broadcasts are growing rapidly • Analysts expect over 820 channels of satellite UHD content by 2025 (2) • HD and UHD satellite broadcasting requires advanced amplifiers, such as our leading TWTA amplifier solutions • Analysts expect more than 100 new HTS payloads and satellites to launch over the next decade (3) increasing capacity from 600 Gbps in 2014 to 1,720 Gbps of bandwidth in 2017 (1) • Related ground equipment will need to be deployed and upgraded, driving modem and amplifier sales • Airlines worldwide are deploying in - flight connectivity & entertainment systems • Analysts expect the in - flight WiFi market to expand at a 15% CAGR over 2015 - 2021 (4) • We are an important supplier of amplifier components used for in - flight Ku - band connectivity systems (1) Northern Sky Research, Wireless Backhaul, Trunking and Video Offload via Satellite, 8th Ed., 2014 . (2) Northern Sky Research, UltraHD via Satellite, 2nd Edition, 2014 . (1) Northern Sky Research (2) Northern Sky Research: UltraHD via Satellite, 2nd Edition , 2014 (3) Euroconsult, 2014 (NTD: http ://www.satellitetoday.com/technology/2014/10/31/hts - capacity - use - to - exceed - 1300 - gbps - in - 2023 / ) (4) Persistence Market Research, 2015 (NTD: http:// www.prnewswire.com/news - releases/global - in - flight - wi - fi - market - to - account - for - us - 54567 - mn - by - 2021 - persistence - market - research - pm r - 539771452.html ) (3) Euroconsult , High Throughput Over Satellite Extends Each, 2014. (4) Persistence Market Research, In Flight Wi Fi Services Market, 2015. 12 Advanced VSAT SSPA Amplifiers 1

1 New HTS Satellites & Upgrades

Open Systems

All of our satellite earth station equipment (such as our SCPC modems, SSPA and TWTA amplifiers) are compatible with open systems, including:

Telesat
- Telstar 12 Vantage
- Telstar 18 Vantage
- Telstar 19 Vantage

INTELSAT – Envision. Connect. Transform.
- Epic IS-29e
- Epic IS-33e
- All Epic satellites going forward

SES – your satellite company
- SES-9 through SES-12
- SES-14
- SES-15

eutelsat
- Eutelsat 9B
- Eutelsat 117 West B
- Eutelsat 65 West A
- Eutelsat 172B

ABS
- ABS-8

Closed Systems

Given our expertise, some of our TWTA amplifiers and SCPC modems have been designed into the following closed systems:

ViaSat
- ViaSat-1, launched in 2012
  - highest capacity satellite in the world
  - 140 Gbps throughput capacity

HUGHES
- Jupiter 1, launched in 2012
  - >100 Gbps throughput capacity
- Jupiter 2, launches in 2016
  - >150 Gbps throughput capacity

nbn
- NBN-Co 1A, launched in 2015
  - 80 Gbps throughput capacity
- NBN-Co 1B, launches in 2016
  - 80 Gbps throughput capacity

eutelsat
- Ka-Sat, launched in 2010
  - >90 Gbps throughput capacity
- Europe's first High Throughput Satellite

O3b Networks
- MEO constellation, launched 2013 - 2014
  - 84 Gbps throughput capacity
- Serving the "other 3 billion" previously without high-speed Internet avanti
- Hylas 1, launched in 2010
  - 14 Gbps throughput capacity
- Hylas 2, launched 2012
  - 50 Gbps throughput capacity

yahsat الياه سات – smart satellite solutions
- Y1A, launched in 2011
- Y1B, launched in 2012
- AL YAH 3, launches in 2016

ipstar
- THAICOM-4, launched in 2005
  - 45 Gbps throughput capacity
- World's first high throughput satellite

Source: Company websites.

COMTECH 13

1 Command & Control (C4ISR) Solutions

Militaries investing to boost information & situational awareness.

REPRESENTATIVE PRODUCTS

Systems Integration


Army SNAP VSAT


Troposcatter


Blue Force Tracking


Solid State Amplifiers


Cyber Security Services

SECURE DEFENSE COMMUNICATIONS



- We provide the U.S. military with the solutions necessary to transmit digital voice and data securely
- Our military tactical transmission systems are incorporated into the U.S. military's SNAP communication equipment

CYBER-SECURITY



- We provide cybersecurity training and services, security assessments and software tools for the intelligence community
- The Federal Government cybersecurity budget is growing, reaching $14bn for 2016[1]

C4ISR SYSTEMS INTEGRATION



- We have a broad suite of "battle tested" tactical deployable communications products for the land, sea, air and space systems
- Global C4ISR market is expected to grow ~4% per year between 2014 to 2019[2]

ELECTRONIC WARFARE



- Military customers use our SSPAs in electronic warfare systems such as jamming, broadcasting and deception in addition to simulation, communication, radar, counter measure and identification of friend-or-foe ("IFF") systems

(1) Estimated 2014 global market size from Research and Markets, 2015
(2) https://www.whitehouse.gov/omb/budget//

COMTECH TELECOMMUNICATIONS CORP.
14

1 Enterprise & Location-based Services

Comtech is now positioned on the mobile phone.

REPRESENTATIVE PRODUCTS


Trusted Location


Indoor Location


Navigation

VirtuMedix

TELEHEALTH



- The VirtuMedix platform provides immediate virtual health services to patients and helps stakeholders reduce costs while improving patient outcomes

PRECISE TRUSTED LOCATION



- Accurate mobile device location provides financial firms, online gaming companies and other organizations a powerful tool for identifying and preventing fraud

MAPPING & NAVIGATION



- Offers powerful GPS-enabled navigation applications like Gokivo® and VZ Navigator
- Analysts expect mobile LBS platform revenue to grow to $400mm by 2017[(1)]

verizon

FUTURE APPLICATIONS



- Our Trusted Location solutions can be extended to attractive markets including the Defense, Connected Car and Asset Tracking verticals

(1) ABI Research, Location Technologies, 2013.

COMTECH TELECOMMUNICATIONS CORP.
15

Public Safety & Next Generation 9 - 1 - 1 REPRESENTATIVE PRODUCTS INSTALLED E9 - 1 - 1 MARKET NEXT GENERATION REFRESH INTERNATIONAL MARKETS LocatE9 - 1 - 1 • TCS’s wireline E9 - 1 - 1 and wireless VoIP solutions serve over 140 million wireless and IP - enabled devices • TCS supports half of all U.S. wireless 9 - 1 - 1 calls and 30% of VoIP 9 - 1 - 1 calls with wireless and VoIP E9 - 1 - 1 solutions • TCS has implemented pilot programs of each market leading U.S. solution in foreign countries • The global emergency response market is expected to grow from $50.41bn in 2012 to $131.62bn in 2019 (1) 16 State and local governments are in the process of upgrading their E9 - 1 - 1 systems. 9 - 1 - 1 Call Center Services LivewirE9 - 1 - 1 Text - to - 911 (1) ABI Research, 2013 (NTD: Sourced from TCS Corporate Presentation http:// phx.corporate - ir.net/phoenix.zhtml?c=123361&p=irol - presentations ) (2) Frost & Sullivan http://www.rrmediagroup.com/News/NewsDetails/NewsID/9683 1 • The ESInet software market is set to grow 30% annually from 2013 - 2020 (2) • Additive to the installed E9 - 1 - 1 systems implemented in most municipalities, the FCC has mandated that state and local governments further upgrade aspects of their emergency response systems • Key components of TCS’s next generation solutions have been deployed since 2006 and currently serve more than 27 million people • TCS’s next generation solutions currently support over 500 PSAPs with production services in 35 states • Key E9 - 1 - 1 capability upgrades include: ‒ Text - to - 911 ‒ Indoor location accuracy ‒ Multimedia messaging (1) Frost & Sullivan, Frost & Sullivan Predicts Emergency Response Market to Reach $132B in 2019, 2013. (2) Frost & Sullivan, Next Generation 911 (NG911) Market Insight, 2014.

2 Market Leader

We believe we are a leader in many of the market segments that we serve.

Government

- ✓ Leading provider of over-the-horizon microwave (or "troposcatter") products and systems
- ✓ Offering the only available adaptive troposcatter modem operating at 50 megabits per second ("Mbps")
- ✓ One of the largest independent suppliers of broadband, high-power, high-performance RF microwave amplifiers
- + Leading prime contractor for troposcatter integration
- + Key provider of cyber training to U.S. government, training DoD's cyber workforce to exploit, attack, defend
- + Prime on ARMY GTACS and DISA CS2 contracts

Commercial

- ✓ Leading provider of SCPC satellite earth station modems
- ✓ Leader in the satellite earth station traveling wave tube amplifier ("TWTA") market
- ✓ Leadership in growing in-flight connectivity market – strengthened by recent award of major production contract
- + Leadership in NextGen 9-1-1 products and advanced 9-1-1 communications
- + Market leadership in location based services and text messaging over wireless infrastructure

✓ CMTL + TCS

COMTECH TELECOMMUNICATIONS CORP.

17

3 Industry Leading Innovation

COMTECH TELECOMMUNICATIONS CORP.

TCS TeleCommunication Systems — *Enabling Convergent Technologies®*

Government

Troposcatter



- 50 Mbps troposcatter modem
- Performance exceeds any digital troposcatter modem on the market
- Offers the additional feature of backward compatibility to existing U.S. military troposcatter assets

High Power SSPAs



- State of the art high power solid state GAN amplifiers in a robust environmentally sealed housing
- Frequency coverage across the VHF to S-Band range
- Only requires the addition of a host signal source and antenna for complete electronic warfare system

VSATs



- Land, sea and air VSAT systems with intuitive software
- Enables non-technical users to quickly deploy, set up and access broadband satellite services globally
- Simultaneous operation across multiple bands, independent of band configuration

Support



- Provides continuity capability planning (COOP), information services, cyber security and integrated logistics support
- Other offerings include acquisition support, in-building wireless services, managed network services and professional & technical services

Commercial

HEIGHTS



- Announced in FY 2015, networking platform combines most efficient waveforms, compression engines and dynamic power and bandwidth management
- Able to support both legacy FSS and new HTS systems
- Works on any satellite architecture and any satellite band

In-Flight SSPAs



- New, more compact amplifiers enable in-flight entertainment connectivity
- Partnered with industry-leading in-flight Ku-band connectivity system provider
  - Recently announced receipt of $7.7 million in orders for in-flight approved SSPAs

9-1-1 Solutions



- Enables 9-1-1 call routing via cellular, Voice over Internet Protocol (VOIP) and next generation technology
- One of two companies fulfilling FCC requirements for E9-1-1 call routing to public safety answering points ("PSAPs") for wireless and VOIP network operations

Location-Based



- Mobile Location-Based Services (LBS) consists of a broad range of services that incorporate location information with other data to provide a value-added experience to a mobile user
- Patented technology enabling Telehealth, navigation and trusted location solutions

COMTECH TELECOMMUNICATIONS CORP. 18

• ARMY GTACS: $10.0 billion PRIME • DISA CS2: $2.6 billion PRIME Diverse Customer Base That Can Be Further Penetrated and Expanded 19 4 TCS’s Strategic Contract Vehicles Comtech’s Government Relationships TCS’s Government Relationships Comtech’s Commercial Relationships TCS’s Commercial Relationships Integration opportunities across existing customer base +

20 5 Note: Comtech fiscal year ending July 31 . (1) Based on declaration date. Dividends Per Share (1) $1.00 $1.10 $1.10 $1.18 $1.20 0.90 0.95 1.00 1.05 1.10 1.15 1.20 $1.25 2011A 2012A 2013A 2014A 2015A We have paid over $109.4 million in quarterly dividends over the past 21 quarters. Fiscal 2016 Target is $1.20 Track Record of Returning Capital to Shareholders

6 Deep Bench of Highly Experienced Managers

COMTECH

	Tenure with Company / in Industry	Bio
 Richard Burt	36 / 36	Senior Vice President of Comtech since 1998 and served as a Vice President since 1992. President of Comtech Systems, Inc. since 1989.
 John Branscum	16 / 25	Became Senior Vice President of Comtech and President of Comtech EF Data Corp. in 2015. President of Comtech Xicom Technology, Inc. since May 2009. Spent more than 25 years in the High Power Microwave Amplifier industry, having held Engineering and Operations management positions at Communications and Power Industries, Litton Industries and Varian Associates prior to joining Comtech-Xicom.
 Michael Hrybenko	11 / 28	President of Comtech PST Corp. since February 2014. Joined Comtech PST as director of RF Technologies in July 2004 and became VP of Engineering and RF Technologies in September 2005. Prior to Comtech PST, held engineering management and design positions at Powerwave Technologies from 2003 to 2004, Ericsson Amplifier Technologies from 2000 to 2003 and Microwave Power Devices from 1987 to 2000.

TCS TeleCommunication Systems *Enabling Convergent Technologies®*

	Tenure with Company / in Industry	Bio
 Lynne Houserman	12 / 21	Senior Vice President and General Manager, Safety and Security Group. Provides leadership and guidance for Public Safety Solutions. Previously worked at Vonage, AT&T Wireless and Metrocall.
 Jay F. Whitehurst	5 / 30	Senior Vice President and Commercial Software Group President. Provides leadership for messaging, mobile security, navigation, telematics and related platforms. Previously Chief Operating Officer of Movius Interactive. Served as a board member at Axes Technologies. Held senior executive positions at Nortel.
 Michael Bristol	12 / 35	Senior Vice President and Government Solutions Group President. Serves as general manager for all of the government business divisions. Previously served as a senior director with Oracle Corp. Held board positions with Infocus Communications, The Clovis Group and TechAmerica's Public Sector Board.

COMTECH 21

Investment Highlights

1	Exposure to Large, Growing End Markets	• Satellite-based Communications • Command & Control (C4ISR) Solutions • Enterprise & Trusted Location Services • Public Safety & Next Generation 9-1-1
2	Market Leader	• SCPC satellite earth station modems and solid state amplifiers • 50 megabits per second ("Mbps") troposcatter products and systems • Narrow and broadband amplifiers • E9-1-1 Solutions
3	Industry Leading Innovation	• Recently announced – Heights™ networking platform – New line of SuperPower™ TWTAs • TCS has been granted over 400 patents to date; will expand Comtech's intellectual property portfolio
4	Diverse Customer Base That Can Be Further Penetrated and Expanded	• Longstanding relationships with hundreds of customers worldwide • Customers are the leading domestic and international system and network suppliers in the satellite, defense, broadcast and aerospace industries, as well as with the US government and foreign governments • TCS acquisition to further strengthen Comtech's relationship with the US government, given their prime position on key contracts
5	Track Record of Returning Capital to Shareholders	• Share repurchases each of the last five fiscal years • Consistent demonstration of increases in dividends • Management and Board focused on shareholder value
6	Deep Bench of Highly Experienced Managers	• CEO and CFO both have experience executing M&A • Deep bench of managers – Key executives have decades of industry experience • Existing TCS executive product line managers are expected to continue to run their respective product lines

22

Financial Overview and Integration Plan

Historical and Combined Performance

Comtech Revenue and Adj. EBITDA, 2013 – 2015(1)
($ in millions)

Revenue ◇ Adj. EBITDA



Reflects loss of BFT/MTS
Growth in core business
Impact of lower oil prices and currency headwinds
$320
$52
$347
$61
$307
$52
2013
2014
2015
Adj. EBITDA Margin %
16.3%
17.7%
16.8%

TCS Revenue and Adj. EBITDA, 2013 – 2015(2)
($ in millions)



Roll-off of Iraq / Afghanistan revenue
Growth in key markets
$460
$52
$346
$37
$358
$35
2013
2014
2015
Adj. EBITDA Margin %
11.3%
10.6%
9.9%

Comtech + TCS Revenue and Adj. EBITDA, 2013 – 2015(3)
($ in millions)



$780
$104
$693
$98
$666
$87
2013
2014
2015

Source: Company filings.

(1) Based on Comtech's fiscal year ended July 31, 2015. Adjusted EBITDA is a non-GAAP metric. Please refer to the Appendix for a reconciliation of Comtech Adjusted EBITDA to GAAP net income.

(2) Represents TCS's financials for the four fiscal quarters ended June 30, 2015. Adjusted EBITDA is a non-GAAP metric. Please refer to the Appendix for a reconciliation of TCS Adjusted EBITDA to GAAP net income.

(3) Sum of Comtech's and TCS's four fiscal quarters ended July 31, 2015 and June 30, 2015, respectively, and does not include pro forma combined adjustments. Adjusted EBITDA is a non-GAAP metric. Please refer to the Appendix for a reconciliation of each company's Adjusted EBITDA to GAAP net income.

23

Business, Market & Financing Update 24 Both companies remain f ocused on business & integration Continued to be impacted by challenging market conditions Committed f acility terms almost finalized – blended interest rate now in 4% to 6% range Transaction still expected to close by March 22, 2016; shooting for mid - to - late February New guidance with impact of TCS expected to be provided in March 2016 We are excited about the future of the new Comtech

· TCS and Comtech have approximately $6.4 million of “intercompany” revenue · Initial estimate of $160.9 million of intangibles amortized for 10 years (1) – Detailed analysis currently being performed – Deferred revenue required to be fair valued · Remaining “excess” purchase price of $220.4 million to goodwill (1) · Software capitalization policy being reviewed · Stock - based awards for continuing TCS employees · Anticipated synergies of $8 million in full year one and $12 million in full year two (2) · Blended interest expense ranging from 4% to 6% · Estimated statutory tax rate of 37% (1) – IRS does not allow 100% of deal costs to be deducted 25 (1) Per Comtech 8 - K dated 12/15/2015. (2) Per Comtech press release issued 11/23/2015. Things to Think About in the New Comtech Financial Model Income Statement Comments Balance Sheet Comments Merger & Restructuring Charges · Goodwill to increase significantly, initial estimate was $220.4 million (1) – Detailed analysis currently being performed · Acquisition - related $400 million credit facility terms to be finalized on or prior to closing · Estimated cash balance of approximately $50 million upon close (1) · Preliminary total deal costs of $36.7 million ($27.5 million for Comtech and $9.2 million for TCS)

Integration Plan Remains On Track

Focused attention to make TCS business units more accountable strategically & financially.

November 2015
Comtech Announces Telecommunication Systems ("TCS") Acquisition for $431 Million

Site & Personnel Visits
Respective teams met in Melville, NY & Annapolis, MD

Synergy Plan Finalization
1) $8.0 million in Year 1
2) $12.0 million in Year 2

Closing

Integration Team Formed
Integration team led by Comtech CEO & CFO supported by all of TCS senior management

New Segments
1) Commercial
2) Government

"New TCS Processes"
Push-down plan finalized to push-down certain TCS corporate services to TSC business units

Systems Integration
1) Payroll
2) Human resources
3) Information technology
4) E-mail systems

Day 1

- ✓ US payroll & HR system
- ✓ Common benefit plans
- ✓ Elimination of duplicate company public costs
- ✓ Focused efforts to drive cross-selling activities

Transaction expected to close prior to March 22, 2016, but shooting for mid-to-late February

COMTECH TELECOMMUNICATIONS CORP.
26

Appendix

Reconciliation to GAAP

	TCS	CMTL	Excluding Synergies
	Four Fiscal Quarters Ended September 30, 2015	Four Fiscal Quarters Ended July 31, 2015	Pro Forma Combined[2]
Reconciliation of GAAP Net Income to Adjusted EBITDA[1]			
GAAP Net Income	$3,688	$23,245	$26,933
Interest, Net	8,123	74	8,197
Depreciation and Amortization	17,443	12,736	30,179
Income Taxes	3,509	10,758	14,267
Amortization of Stock-based Compensation	4,747	4,363	9,110
Amortization of Deferred Financing Fees	895	–	895
Strategic Alternatives Expenses	2,131	585	2,716
Other (Income) Expense	(104)	–	(104)
Adjusted EBITDA	$40,432	$51,761	$92,193

Source: Company filings.
(1) Represents earnings before interest, income taxes, depreciation and amortization of intangibles and stock-based compensation based on the Adjusted EBITDA calculation utilized by Comtech. Adjusted EBITDA is a non-GAAP operating metric used by Comtech in assessing both its and TCS's operating results. Comtech's definition of Adjusted EBITDA may differ from the definition of Adjusted EBITDA used by TCS and other companies, and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by Comtech's investors and analysts. Comtech believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt.
(2) Pro Forma Combined results excludes all expenses and potential synergy savings resulting from the acquisition (including, for example changes in interest expense associated with the credit facility commitment received by Comtech and changes in amortization of acquired intangibles).

COMTECH TELECOMMUNICATIONS CORP.
27

Reconciliation to GAAP (cont'd)

Comtech

(in '000s)	FY 31-Jul-11	FY 31-Jul-12	FY 31-Jul-13	FY 31-Jul-14	FY 31-Jul-15
Reconciliation of GAAP Net Income to Adjusted EBITDA[(1)]					
GAAP net income	$67,895	$32,416	$17,808	$25,151	$23,245
Net interest (income) expense	5,994	7,237	6,996	5,391	74
Depreciation and amortization	22,344	16,162	14,165	13,006	12,736
Income taxes	33,909	11,624	9,685	13,356	10,758
Amortization of stock-based compensation	5,357	3,572	3,130	4,263	4,363
Strategic alternatives expenses	--	--	--	225	585
Other (income) expense[(2)]	--	5,215[(3)]	458	(56)	--
Adjusted EBITDA	$135,499	$76,226	$52,242	$61,336	$51,761

Source: Company filings.

(1) Represents earnings before interest, income taxes, depreciation and amortization of intangibles and stock-based compensation, strategic alternatives analysis expenses and restructuring benefits related to the wind-down of the microsatellite product line of the Company's mobile data communications segment and costs related to a withdrawn fiscal 2011 contested proxy solicitation. Adjusted EBITDA is a non-GAAP operating metric used by management in assessing the Company's operating results. The Company's definition of Adjusted EBITDA may differ from the definition of EBITDA used by other companies and may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is also a measure frequently requested by the Company's investors and analysts. The Company believes that investors and analysts may use Adjusted EBITDA, along with other information contained in its SEC filings, in assessing its ability to generate cash flow and service debt.

(2) Restructuring (benefit) charges related to the wind-down of microsatellite product line.

(3) Also, includes costs of $2,638,000 related to withdrawn fiscal 2011 contested proxy solicitation.

COMTECH TELECOMMUNICATIONS CORP. 28

(in '000s) LTM LTM LTM LTM LTM 30-Jun-11 30-Jun-12 30-Jun-13 30-Jun-14 30-Jun-15 Net income $11,896 ($108,604) $10,798 ($55,316) ($1,300) Tax provision (loss) 8,740 (13,824) (3,073) 19,632 4,703 Interest and other income, net 8,758 7,714 9,905 10,757 9,589 Income (loss) from operations 29,394 (114,714) 17,630 (24,927) 12,992 Non-cash charges(2) 35,638 163,376 34,194 61,649 22,415 Adjusted EBITDA $65,032 $48,662 $51,824 $36,722 $35,407 29 Reconciliation to GAAP (cont’d) Source: Company filings. (1) LTM periods represent TCS’s financials for the four fiscal quarters ended June 30 th of the indicated year. (2) Non - cash charges are depreciation/amortization of property and equipment, acquired intangible assets, capitalized software devel opment costs, and non - cash stock - based compensation expense . TeleCommunication Systems (1) (loss)